UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 25, 2016

PAYMEON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2599 North Federal Highway, Fort Lauderdale, Florida  33305

(Address of principal executive offices) (Zip Code)

1-800-831-4743

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed below, effective February 25, 2016 Paymeon, Inc., a Nevada corporation (the “Company”) issued members of its board of directors options to purchase up to an aggregate of 2,000,000 shares of common stock. The Company relied upon exemption provided under Section 4(a)(2) of the Securities Act of 1933, as amended, for the issuance of options. The certificates representing the securities contain legends restricting transferability absent registration or applicable exemption.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 25, 2016, the board of directors of the Company, expanded its board of directors to two members by written consent of the board of directors. Vincent L. Celentano was appointed by the sole member of the Company’s board of directors, to fill the newly created vacancy. Mr. Celentano is the Company’s largest shareholder.

Mr. Celentano, age 49, is an experienced investor with interests in real estate, online media and medical service facilities. From 2012 to present, Mr. Celentano has been an investor in Prodeco Technologies, LLC, a private manufacturer of electric bikes based in Oakland Park, Florida. In 2010, Mr. Celentano became the principal investor in Legendary Trails, a 200 acre residential development located in Ocala, Florida. From 2007 to 2010, Mr. Celentano was the founder of WCIS Media, LLC, the owner of whocanisue.com, a legal lead generation platform. From 2007 to 2010, Mr. Celentano also owned interests in various medical industry related entities that owned and operated imaging facilities, ambulatory surgical centers, and chiropractic centers. In 2005, Mr. Celentano acquired an interest in Holiday Isle Resort and Marina located in the Florida Keys, which was later sold in April, 2006 for $98.25 million. From 2002 until its sale in 2006, Mr. Celentano was the Managing Partner of Baypoint South in Naples, Florida, a 161 unit condominium conversion project.

In conjunction with Mr. Celentano’s appointment to the Board of Directors, the Company issued Mr. Celentano an option to acquire 1,000,000 shares of the Company’s common stock. The option was fully vested at issuance and has a strike price of $0.51 per share and expires February 25, 2023. In addition, the Company appointed Edward A. Cespedes to be its Chairman of the Board of Directors. In conjunction with his appointment, Edward A. Cespedes was issued an option to acquire 1,000,000 shares of the Company’s common stock. The option was fully vested at issuance and has a strike price of $0.51 per share and expires February 29, 2023.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description

10.1	Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMEON, INC.

/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
February 29, 2016